SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

GENVEC, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	0-24469	23-2705690

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

65 West Watkins Mill Road
Gaithersburg, MD

(Address of principal executive offices)

20878

(Zip code)

(240) 632 0740

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Text of Press Release, dated November 4, 2003.

Item 12. Results of Operations and Financial Condition.

On November 4, 2003, GenVec, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2003. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC

/s/ Jeffrey W. Church

Jeffrey W. Church
Chief Financial Officer, Treasurer
and Corporate Secretary

Date: November 4, 2003